UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2008

Commission file number:   033-74194-01

REMINGTON ARMS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	51-0350935
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

870 Remington Drive
P.O. Box 700
Madison, North Carolina 27025-0700
(Address of principal executive offices)
(Zip Code)

(336) 548-8700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A has 5 pages.

          This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Remington Arms Company, Inc. (“Remington”) on February 1, 2008 to report, among other things, the completion of Remington’s acquisition of the outstanding shares of The Marlin Firearms Company on January 28, 2008. As permitted under Item 9.01 of Form 8-K, this Current Report on Form 8-K/A is being filed solely to amend Items 9.01(a) and (b) of the previously filed Current Report on Form 8-K to provide the required historical and pro forma financial information, which was not available at the time of the earlier filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

          The audited consolidated balance sheets of The Marlin Firearms Company and Subsidiary as of December 31, 2007 and 2006 and the audited consolidated statements of income, statements of changes in stockholders’ equity and comprehensive income and statements of cash flows for the years ended December 31, 2007, 2006 and 2005, including the Notes to the Consolidated Financial Statements and the Report of Independent Auditors, are attached hereto as Exhibit 99.1.

(b)	Pro Forma Financial Information

          The introduction to the unaudited pro forma condensed financial statements, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007, the unaudited pro forma condensed combined balance sheet as of December 31, 2007, and the notes to the unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.2.

(d)	Exhibits

99.1	Audited consolidated financial statements of The Marlin Firearms Company and Subsidiary.

99.2	Unaudited pro forma condensed combined financial statements.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REMINGTON ARMS COMPANY, INC.

/s/ Stephen P. Jackson, Jr.

Stephen P. Jackson, Jr.

Chief Financial Officer,
Treasurer and Corporate Secretary
(Principal Financial Officer)

April 14, 2008

EXHIBIT INDEX

Exhibit Number	Name of Exhibit

99.1	Audited consolidated financial statements of The Marlin Firearms Company and Subsidiary.

99.2	Unaudited pro forma condensed combined financial statements.